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                                                                   Exhibit 10.26

                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                               EXECUTIVE DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

               1. Employment by participant throughout the fiscal year.

               2. Operating Profit must be 80% of Plan. If the planned profit objective;

                    a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                    b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1996/97 Plan is $50,000,000


Compensation Amount:

     For achieving Planned Operating Profit: $567,100








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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                            GP, FM, PN, SY DIVISIONS

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1996/97 Plan is $22,154,000


Compensation Amount:

     For achieving Planned Operating Profit: $10,000.








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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                             WOVEN FABRICS DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1996/97 Plan is $37,879,000


Compensation Amount:

     For achieving Planned Operating Profit: $14,500







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                          PERFORMANCE FABRICS DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1996/97 Plan is $1,998,000


Compensation Amount:

     For achieving Planned Operating Profit: $30,000.







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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                          PERFORMANCE NONWOVEN DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $110,660


Compensation Amount:

     For achieving Planned Operating Profit: $7,500








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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                     CONSTRUCTION/CIVIL ENGINEERING DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $18,256,000


Compensation Amount:

     For achieving Planned Operating Profit: $121,800







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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                               FIBERMESH DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1996/97 Plan is $ 9,709,000



Compensation Amount:

     For achieving Planned Operating Profit: $64,000.





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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                         GEOSYNTHETIC PRODUCTS DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $8,547,000



Compensation Amount:

     For achieving Planned Operating Profit: $98,000.







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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                            SPECIALTY YARNS DIVISION

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $245,200


Compensation Amount:

     For achieving Planned Operating Profit: $10,000







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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                           NEW BUSINESS OPPORTUNITIES

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $252,000


Compensation Amount:

     For achieving Planned Operating Profit: $60,000.






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                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                                  NBO TECHNICAL

                               FISCAL YEAR 1996/97





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1996/97 Plan is $981,000


Compensation Amount:

     For achieving Planned Operating Profit: $12,500.